                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-10491

                               Nuveen Real Estate Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2006
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                 ANNUAL REPORT DECEMBER 31, 2006

                        NUVEEN INVESTMENTS
                        CLOSED-END
                        FUNDS

                      NUVEEN
                 REAL ESTATE
                 INCOME FUND
                         JRS

                        HIGH CURRENT INCOME FROM
                        A PORTFOLIO OF COMMERCIAL
                        REAL ESTATE INVESTMENTS

                                                                     NUVEEN LOGO

COVER PHOTO

INSIDE COVER PHOTO

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

         WWW.INVESTORDELIVERY.COM             OR       WWW.NUVEEN.COM/ACCOUNTACCESS
         if you get your Nuveen Fund                   if you get your Nuveen Fund
         dividends and statements from                 dividends and statements directly
         your financial advisor or                     from Nuveen.
         brokerage account.
         (Be sure to have the address
         sheet that accompanied this
         report handy. You'll need it to
         complete the enrollment process.)

                                                                     NUVEEN LOGO

                                                    (TIMOTHY SCHWERTFEGER PHOTO)
                                                         Timothy R. Schwertfeger
                                                           Chairman of the Board


     CHAIRMAN'S
           LETTER TO SHAREHOLDERS

      Dear Shareholder,

      I am very pleased to report that over the twelve-month period covered by this report, your Fund continued to provide you with attractive monthly income from a diversified portfolio of quality real estate securities. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

      Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

"PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING."

      As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy - just follow the step-by-step instructions.

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)
Timothy R. Schwertfeger
Chairman of the Board

February 15, 2007

Nuveen Investments Closed-End Funds (JRS)

PORTFOLIO MANAGERS'
          COMMENTS

The Nuveen Real Estate Income Fund is managed by a team of real estate investment professionals at Security Capital Research & Management Incorporated ("SC-R&M"), a wholly-owned subsidiary of J. P. Morgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 23 years of experience in managing real estate investments, lead the team. Here they review the economic environment and performance of the Fund over the twelve-month period ended December 31, 2006.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS OVER THE COURSE OF 2006?
2006 was another truly outstanding performance year for real estate investors, spanning the entire spectrum from individual assets and portfolios to the public market pricing of REIT stocks. Driving these gains in the U.S. and abroad was a relatively straightforward supply and demand story as investors in a world seemingly awash in liquidity competed to secure larger positions in real estate investments. This interest was broad based - institutions, high net worth individuals, domestic, international - but the underlying motivations were fairly simple and consistent: quality real estate is unique in offering investors predictable current cash flow with the ability to grow over time, thereby retaining or increasing value under a broad range of economic scenarios, including inflation.

Real estate stocks generated strong returns in the fourth quarter capping a near-record performance year in the context of a healthy U.S. economy, strong operating fundamentals, continued low interest rates and broadly based investment demand for real estate assets. All sectors generated attractive positive returns, with mall, self-storage and office stocks outperforming during the quarter, and the lodging, industrial and diversified stocks lagging. For 2006 as a whole, the office, self-storage and multifamily stocks were the performance leaders with lodging, malls and industrial companies showing smaller gains.

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006?
In managing the JRS portfolio, we sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions were based on a multi-layered analysis of the company, the real estate it owned, its management, and the relative price of the security, with a focus on securities that we believed would be best positioned to generate sustainable income and potential price appreciation over the long-run.

Throughout 2006, the portfolio continued to emphasize companies and property types associated with shorter lease terms (e.g. multifamily, hotels, etc.) and underweighted more defensive, bond-like companies and property types typically reflecting longer lease terms (e.g. malls and shopping centers). Across all real estate sectors, we favored companies with properties located in the strongest infill markets. These "high barrier to entry" markets are defined by constraints which limit new construction, a quality that we believe over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

The ability to shift allocations between preferred and common stock based on the relative attractiveness of these two distinct security types was an important tool in managing JRS for income and long-term capital appreciation. For the last six months of 2006, we continued to tilt the portfolio toward common stocks, which at the end of the fourth quarter represented 71.8% of the portfolio compared to the Specialized Real Estate Securities Benchmark's(1) 60.1% weighting to common. As of December 31, 2006, the portfolio allocations were 71.8% common stocks, 27.4% preferred stocks, and 0.8% cash equivalents.

HOW DID THE FUND PERFORM OVER THIS TWELVE-MONTH PERIOD?
The performance of JRS, as well as the performance of comparative indexes or benchmarks, is shown in the chart below:

TOTAL RETURN ON NET ASSET VALUE
For the twelve-month period ended December 31, 2006

JRS                                                   27.87%(1)
---------------------------------------------------------------------------------------------------
Specialized Real Estate Securities
Benchmark(2)                                          23.06%
---------------------------------------------------------------------------------------------------
Dow Jones Wilshire Real Estate Securities
Index(3)                                              35.67%
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1 The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2006, and pay required Federal corporate income taxes on these gains. As reported on Form 2439, Common shareholders of record on December 29, 2006, must include their pro-rata share of these gains on their 2006 federal tax returns, and will receive a corresponding credit toward their taxes, or a tax refund, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown in the table do not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's total return on NAV for the twelve months ended December 31, 2006, when this benefit is included is 30.56%.
2 The Specialized Real Estate Securities Benchmark is based on the preferred stock and highest 50% yielding (based on market capitalization) common stock securities in the SNL Financial LC real estate database. Returns are computed from this database by a third party service provider.
3 The Dow Jones Wilshire Real Estate Securities Index is an unmanaged index comprised of common shares of publicly-traded REITs and other real estate operating companies.
--------------------------------------------------------------------------------


It is important to note that investing in preferred stock is an important component of the income and appreciation strategy of JRS, as well as the Specialized Real Estate Securities Benchmark. However, preferred securities are not included in broader real estate securities indices, like the Dow Jones Wilshire Real Estate Securities Index ("WARESI"). JRS maintained its allocation to preferred stocks during this period, and as a whole they underperformed common stocks. While we believe preferred and convertible preferred stocks continued to help the Fund's overall risk profile, and contributed to the current income objective, over the past year the allocation did create a drag on performance when compared to an all common stock index like the WARESI.

Over the past year all JRS common stock investments in the multifamily and health care sectors significantly outperformed the Specialized Real Estate Benchmark. While the relative performance of multifamily stocks eased as 2006 progressed, their pricing and performance was buoyed by a strong rebound in rent and occupancy levels. This occurred in the context of healthy U.S. job growth and a decrease in the affordability of for-sale housing even as - or probably because - for-sale conditions have weakened in many markets.

The strong performance of companies owning and operating real estate properties in the healthcare sector reflected the culmination of a multi-year improvement of operating fundamentals combined with limited new supply. While short-term volatility in this sector was expected, we were encouraged by what we believed was the long-term potential of health care, driven by favorable demographics and a new class of companies led by high quality, professional management teams.

Office operating fundamentals showed steady quarter-to-quarter improvement through the year, with pockets of more pronounced strength in key coastal markets, including New York, Washington D.C., and Los Angeles. This research-based theme was rewarded, as many of our specific selections within the office sector substantially outperformed their respective sector components of the Specialized Real Estate Benchmark, highlighted by Equity Office Properties (NYSE: EOP), the target of a $36.0 billion takeover bid.

While still producing attractive positive returns, many investments in the diversified, industrial, storage and historically defensive shopping center and mall sectors underperformed the Benchmark as a whole in 2006 we maintained these investments to enhance the income and sector diversification objectives of the Fund.

DISTRIBUTION AND SHARE PRICE
        INFORMATION

In addition to owning preferred stocks, the Fund has issued its own preferred shares, called Taxable Auctioned Preferred(TM). This provides a degree of financial leverage that can increase share price volatility, but also can enhance Fund returns and supplement the income available to pay common shareholder distributions. This leveraging strategy provided incremental income and helped enhance shareholder distributions over the twelve-month period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. Under this policy, the Fund's monthly distributions will be paid from net investment income generated by its underlying securities as well as from net realized capital gains and/or returns of capital, generally representing unrealized capital gains. During the twelve-month period the Fund declared four monthly distribution increases; most recently in December to $0.1900 per share.

As of December 31, 2006, the Fund was trading at a 7.72% premium to its net asset value, compared with an average discount of -5.89% for the entire twelve-month period.

DISTRIBUTION AND SHARE PRICE
        INFORMATION (continued)

We are providing you with information regarding your Fund's distributions. This information is as of December 31, 2006, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular monthly distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:
  - The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.
  - Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) fund net asset value.
  - Each month's distributions are expected to be paid from some or all of the following sources:
       - net investment income (regular interest and dividends),
       - realized capital gains, and
       - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions)
  - A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the fund's total return exceeds distributions.

  - Because distribution source estimates are updated monthly during the year, based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), these estimates may differ from both the tax information reported to you in your Fund's 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's distributions and total return performance for the fiscal year ended December 31, 2006. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet the Fund's distributions.

------------------------------------------------------------------------------
    AS OF 12/31/2006                                                   JRS
------------------------------------------------------------------------------
    Inception date                                                11/15/01
    Calendar Year:
      Per share distribution:
        From net investment income                                   $1.35
        From short-term capital gains                                   --
        From long-term capital gains                                 $0.62
        From return of capital                                          --
                                                                  --------
      Total per share distribution                                   $1.97
                                                                  --------
      Distribution rate on NAV                                       7.45%

    One year total return on NAV                                    27.87%
    Annualized five year total return on NAV                        22.05%
------------------------------------------------------------------------------

RETENTION OF REALIZED LONG-TERM
     CAPITAL GAINS

NOTICE CONCERNING RETENTION OF REALIZED LONG-TERM CAPITAL GAINS BY CERTAIN NUVEEN CLOSED-END FUNDS

On December 15, 2006, the Fund announced that it would retain a portion of its realized long-term capital gains for the tax year ended December 31, 2006, and pay required Federal corporate income taxes on these gains.

The Fund's Board of Trustees believes retaining realized long-term capital gains may benefit shareholders by enabling the Fund to better preserve and grow its capital base, providing the opportunity over time for more stable and/or growing distributions and share price, increased portfolio diversification and lower operating expenses, as well as greater flexibility in structuring and managing the Fund's investments.

Common shareholders of record on December 29, 2006 must include their pro-rata share of the Fund's retained gains on their 2006 Federal income tax returns. They will be entitled to a corresponding Federal income tax credit (or refund) of their pro rata share of taxes the Fund paid on its retained gains. Common shareholders also will be entitled to increase their Fund investments' cost basis by the net amount of gains retained by the Fund. The Fund's net asset value on December 27, 2006 was reduced to reflect the accrual of the Fund's Federal corporate income tax liability as shown below.

The Fund's per share retained long-term capital gains and corresponding Federal corporate income taxes paid are as follows:

PER SHARE                                                                JRS
-----------------------------------------------------------------------------
Long-Term Capital Gain Retained                                     $ 1.5937
Less Federal Income Taxes Paid by Fund                               (0.5578)
NET LONG-TERM CAPITAL GAIN RETAINED                                 $ 1.0359
-----------------------------------------------------------------------------

The retained gains and taxes paid were reported to shareholders of record on IRS Form 2439 in early 2007. These gains will not be reported on Form 1099-DIV, which only reflects realized capital gains actually distributed to shareholders and taxable in 2006. More details about these funds, as well as additional information on retained capital gains and related tax information are available on www.nuveen.com/cef.

Nuveen Real Estate Income Fund
JRS

PERFORMANCE
     OVERVIEW As of December 31, 2006

(PORTFOLIO ALLOCATION PIE CHART)
(as a % of total investments)

Real Estate Investment Trust Common Stocks                                       71.8%
--------------------------------------------------------------------------------------
Real Estate Investment Trust Preferred Stocks                                    27.4%
--------------------------------------------------------------------------------------
Short-Term Investments                                                            0.8%
--------------------------------------------------------------------------------------

(2006 MONTHLY DISTRIBUTIONS BAR CHART)

Jan                                                                               0.15
Feb                                                                               0.15
Mar                                                                               0.16
Apr                                                                               0.16
May                                                                               0.16
Jun                                                                               0.17
Jul                                                                               0.17
Aug                                                                               0.17
Sep                                                                               0.18
Oct                                                                               0.18
Nov                                                                               0.18
Dec                                                                               0.19

(SHARE PRICE CHART)
Past performance is not predictive of future results.

7/1/2005                                                                         20.33
                                                                                 20.69
                                                                                 20.40
                                                                                 20.66
                                                                                 21.20
                                                                                 20.18
                                                                                 19.48
                                                                                 19.02
                                                                                 19.38
                                                                                 19.88
                                                                                 20.40
                                                                                 20.29
                                                                                 20.00
                                                                                 20.35
                                                                                 19.93
                                                                                 19.31
                                                                                 19.28
                                                                                 19.85
                                                                                 19.59
                                                                                 19.64
                                                                                 19.55
                                                                                 19.88
                                                                                 20.03
                                                                                 19.82
                                                                                 19.72
                                                                                 19.80
                                                                                 19.99
                                                                                 20.74
                                                                                 20.45
                                                                                 20.65
                                                                                 20.80
                                                                                 20.97
                                                                                 20.99
                                                                                 21.70
                                                                                 22.13
                                                                                 22.43
                                                                                 22.80
                                                                                 23.15
                                                                                 22.60
                                                                                 22.70
                                                                                 22.44
                                                                                 21.81
                                                                                 22.45
                                                                                 22.58
                                                                                 22.90
                                                                                 22.14
                                                                                 21.95
                                                                                 22.15
                                                                                 22.29
                                                                                 22.45
                                                                                 22.30
                                                                                 22.30
6/30/2006                                                                        23.09


FUND SNAPSHOT

--------------------------------------------------------------------------------------
Common Share Price(1)                                                           $28.48
--------------------------------------------------------------------------------------
Common Share Net Asset Value(1)                                                 $26.44
--------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                        7.72%
--------------------------------------------------------------------------------------
Current Distribution Rate(2)                                                     8.01%
--------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                          $745,119
--------------------------------------------------------------------------------------


INDUSTRIES
(as a % of total investments)

--------------------------------------------------------------------------------------
Specialized                                                                      28.4%
--------------------------------------------------------------------------------------
Office                                                                           26.5%
--------------------------------------------------------------------------------------
Residential                                                                      18.2%
--------------------------------------------------------------------------------------
Retail                                                                           13.9%
--------------------------------------------------------------------------------------
Short-Term Investments                                                            0.8%
--------------------------------------------------------------------------------------
Other                                                                            12.2%
--------------------------------------------------------------------------------------


TOP FIVE REAL ESTATE INVESTMENT TRUST COMMON STOCK ISSUERS
(as a % of total investments)

--------------------------------------------------------------------------------------
AvalonBay Communities, Inc.                                                       5.8%
--------------------------------------------------------------------------------------
Macerich Company                                                                  5.7%
--------------------------------------------------------------------------------------
Mack-Cali Realty Corporation                                                      5.3%
--------------------------------------------------------------------------------------
Reckson Associates Realty Corporation                                             4.9%
--------------------------------------------------------------------------------------
Nationwide Health Properties, Inc.                                                4.6%
--------------------------------------------------------------------------------------


TOP FIVE REAL ESTATE INVESTMENT TRUST PREFERRED STOCK ISSUERS
(as a % of total investments)

--------------------------------------------------------------------------------------
Crescent Real Estate Equities Company                                             4.3%
--------------------------------------------------------------------------------------
Public Storage Inc.                                                               2.8%
--------------------------------------------------------------------------------------
Home Properties Inc.                                                              2.3%
--------------------------------------------------------------------------------------
PS Business Parks, Inc.                                                           2.2%
--------------------------------------------------------------------------------------
Maguire Properties, Inc.                                                          2.1%
--------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN(3)
(Inception 11/15/01)

--------------------------------------------------------------------------------------
                                                             ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------------
1-Year                                                               54.49%     27.87%

--------------------------------------------------------------------------------------
5-Year                                                               23.59%     22.05%

--------------------------------------------------------------------------------------
Since Inception                                                      22.99%     21.99%

--------------------------------------------------------------------------------------

1 Common Share Net Asset Value (NAV) reflects a downward adjustment, made subsequent to December 31, 2006, for the amount of the tax liability associated with the Fund's retention of a portion of its long-term capital gains and the Fund's payment of Federal corporate income tax thereon, and therefore differs from the NAV published shortly after that date. The Common Share Price is actual as of December 31, 2006, and did not reflect the knowledge of the subsequent adjustment to NAV.

2 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

3 The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2006, and pay required Federal corporate income taxes on these gains. As reported on Form 2439, Common shareholders of record on December 29, 2006, must include their pro-rata share of these gains on their 2006 federal tax returns, and will receive a corresponding credit toward their taxes, or a tax refund, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's corresponding average annual total returns on share price when this benefit is included are 57.50%, 24.07% and 23.45%, for the one-year, five-year and since inception periods, respectively. The Fund's corresponding average annual total returns on NAV when this benefit is included are 30.56%, 22.56% and 22.49%, for the one-year, five-year and since inception periods, respectively.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN REAL ESTATE INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Real Estate Income Fund (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Real Estate Income Fund at December 31, 2006, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                            (ERNST & YOUNG LLP LOGO)

Chicago, Illinois
February 20, 2007

Nuveen Real Estate Income Fund (JRS)

Portfolio of
        INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION   (1)                                                                                             VALUE
--------------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 101.0% (71.8% OF TOTAL INVESTMENTS)
             INDUSTRIAL - 6.3%
 1,487,000   DCT Industrial Trust Inc.                                                                            $   17,546,600
   626,600   First Industrial Realty Trust, Inc.                                                                      29,381,274
--------------------------------------------------------------------------------------------------------------------------------
             Total Industrial                                                                                         46,927,874
             -------------------------------------------------------------------------------------------------------------------
             OFFICE - 30.3%
 1,195,300   Brandywine Realty Trust                                                                                  39,743,725
   477,300   Equity Office Properties Trust                                                                           22,991,541
 2,280,800   HRPT Properties Trust                                                                                    28,167,880
 1,090,500   Mack-Cali Realty Corporation                                                                             55,615,500
   264,600   Maguire Properties, Inc.                                                                                 10,584,000
 1,120,600   Reckson Associates Realty Corporation                                                                    51,099,360
 1,579,000   Republic Property Trust                                                                                  18,221,660
--------------------------------------------------------------------------------------------------------------------------------
             Total Office                                                                                            226,423,666
             -------------------------------------------------------------------------------------------------------------------
             RESIDENTIAL - 20.0%
   415,300   Apartment Investment & Management                                                                        23,265,106
              Company, Class A
   795,000   Archstone-Smith Trust                                                                                    46,276,950
   464,500   AvalonBay Communities, Inc.                                                                              60,408,225
   590,000   United Dominion Realty Trust                                                                             18,756,100
--------------------------------------------------------------------------------------------------------------------------------
             Total Residential                                                                                       148,706,381
             -------------------------------------------------------------------------------------------------------------------
             RETAIL - 16.0%
   413,800   Federal Realty Investment Trust                                                                          35,173,000
   691,000   Macerich Company                                                                                         59,819,870
   880,300   New Plan Excel Realty Trust                                                                              24,190,644
--------------------------------------------------------------------------------------------------------------------------------
             Total Retail                                                                                            119,183,514
             -------------------------------------------------------------------------------------------------------------------
             SPECIALIZED - 28.4%
 1,740,200   Ashford Hospitality Trust Inc.                                                                           21,665,490
   493,400   Cogdell Spencer Inc.                                                                                     10,608,100
 1,152,000   Extra Space Storage Inc.                                                                                 21,035,520
   933,800   Health Care Property Investors Inc.                                                                      34,382,516
   931,564   Hersha Hospitality Trust                                                                                 10,563,936
 1,587,300   Nationwide Health Properties, Inc.                                                                       47,968,206
 1,241,100   Senior Housing Properties Trust                                                                          30,382,128
 1,710,500   U-Store-It Trust                                                                                         35,150,775
--------------------------------------------------------------------------------------------------------------------------------
             Total Specialized                                                                                       211,756,671
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL REAL ESTATE INVESTMENT TRUST COMMON STOCKS                                                        752,998,106
              (COST $440,358,554)
             ===================================================================================================================
    SHARES   DESCRIPTION (1)                            COUPON                                                             VALUE
--------------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS - 38.6% (27.4% OF TOTAL INVESTMENTS)
             DIVERSIFIED - 10.9%
   370,000   BRE Properties, Series D                   6.750%                                                    $    9,268,500
 1,031,300   Crescent Real Estate Equities Company,     6.750%                                                        22,564,844
              Series A (Convertible)
   850,000   Crescent Real Estate Equities Company,     9.500%                                                        22,945,750
              Series B
   150,000   Lexington Corporate Properties Trust,      8.050%                                                         3,834,000
              Series B
   497,623   PS Business Parks, Inc., Series F          8.750%                                                        12,435,599
   400,000   PS Business Parks, Inc., Series O          7.375%                                                        10,212,520
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified                                                                                        81,261,213
             -------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION (1)                            COUPON                                                             VALUE
--------------------------------------------------------------------------------------------------------------------------------
             OFFICE - 7.0%
    95,400   Alexandria Real Estate Equities Inc.,      9.100%                                                    $    2,393,586
              Series B
   160,000   Alexandria Real Estate Equities Inc.,      8.375%                                                         4,185,600
              Series C
   200,000   Corporate Office Properties Trust,         8.000%                                                         5,200,000
              Series G
    12,141   Highwoods Properties, Inc., Series A       8.625%                                                        13,043,987
   101,500   Highwoods Properties, Inc., Series B       8.000%                                                         2,566,935
    81,000   HRPT Properties Trust, Series C            7.125%                                                         2,117,340
   901,700   Maguire Properties, Inc., Series A         7.625%                                                        22,299,041
--------------------------------------------------------------------------------------------------------------------------------
             Total Office                                                                                             51,806,489
             -------------------------------------------------------------------------------------------------------------------
             RESIDENTIAL - 5.6%
   511,100   Apartment Investment & Management          7.750%                                                        13,043,272
              Company, Series U
   183,000   Apartment Investment & Management          7.875%                                                         4,666,500
              Company, Series Y
   945,000   Home Properties Inc., Series F             9.000%                                                        24,012,450
--------------------------------------------------------------------------------------------------------------------------------
             Total Residential                                                                                        41,722,222
             -------------------------------------------------------------------------------------------------------------------
             RETAIL - 3.6%
   160,000   Cedar Shopping Centers Inc., Series A      8.875%                                                         4,260,800
   113,000   Glimcher Realty Trust, Series F            8.750%                                                         2,948,170
   234,300   Glimcher Realty Trust, Series G            8.125%                                                         5,939,505
   125,000   Saul Centers, Inc., Series A               8.000%                                                         3,227,500
   400,000   Taubman Centers, Inc., Series H            7.625%                                                        10,680,000
--------------------------------------------------------------------------------------------------------------------------------
             Total Retail                                                                                             27,055,975
             -------------------------------------------------------------------------------------------------------------------
             SPECIALIZED - 11.5%
   130,000   Ashford Hospitality Trust, Series A        8.550%                                                         3,364,400
   546,900   FelCor Lodging Trust Inc., Series C (2)    8.000%                                                        13,787,349
   120,000   Hersha Hospitality Trust, Series A         8.000%                                                         3,150,000
   592,000   LaSalle Hotel Properties, Series A        10.250%                                                        15,036,800
 1,000,000   Public Storage Inc., Series I              7.250%                                                        26,050,000
   151,700   Public Storage Inc.                        6.750%                                                         3,835,173
   175,000   Strategic Hotel Capital Inc., Series B     8.250%                                                         4,528,125
   320,000   Strategic Hotel Capital Inc., Series C     8.250%                                                         8,240,000
   300,000   Sunstone Hotel Investors Inc., Series A    8.000%                                                         7,650,000
--------------------------------------------------------------------------------------------------------------------------------
             Total Specialized                                                                                        85,641,847
             -------------------------------------------------------------------------------------------------------------------
             TOTAL REAL ESTATE INVESTMENT TRUST                                                                      287,487,746
              PREFERRED STOCKS (COST $275,736,243)
             ===================================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                            COUPON      MATURITY                              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 1.1%
                (0.8% OF TOTAL INVESTMENTS)
 $    8,237    Repurchase Agreement with Fixed Income     4.580%      1/02/07                      $    8,236,642
                Clearing Corporation, dated 12/29/06,
                repurchase price $8,240,834,
                collateralized by $7,175,000 U.S.
                Treasury Bonds, 6.250% due 8/15/23,
                value $8,404,644
===========    -----------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $8,236,642)                                           8,236,642
               =================================================================================================================
               TOTAL INVESTMENTS (COST $724,331,439) - 140.7%                                       1,048,722,494
               =================================================================================================================
               BORROWINGS PAYABLE - (9.4)% (3)                                                        (70,000,000)
               =================================================================================================================
               OTHER ASSETS LESS LIABILITIES - (1.5)%                                                 (11,603,730)
               =================================================================================================================
               TAXABLE AUCTIONED PREFERRED SHARES, AT LIQUIDATION VALUE - (29.8)%                    (222,000,000)
               =================================================================================================================
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                       $  745,118,764
               =================================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2006:

                                         FUND                                         FIXED RATE                      UNREALIZED
                    NOTIONAL      PAY/RECEIVE        FLOATING RATE      FIXED RATE       PAYMENT    TERMINATION     APPRECIATION
 COUNTERPARTY         AMOUNT    FLOATING RATE                INDEX    (ANNUALIZED)     FREQUENCY           DATE   (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
 Citigroup Inc.    $43,000,000          Receive  1-Month USD-LIBOR          4.800%       Monthly        2/06/07    $     38,828
 Citigroup Inc.     43,000,000          Receive  1-Month USD-LIBOR          5.190%       Monthly        2/06/09        (139,856)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $   (101,028)
================================================================================================================================

USD-LIBOR   (United States Dollar-London Interbank Offered Rate)
      (1)   All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
      (2)   Investment is eligible for the Dividends Received Deduction.
      (3)   Borrowings payable as a percentage of total investments is (6.7)%.


                                 See accompanying notes to financial statements.

Statement of
     ASSETS AND LIABILITIES December 31, 2006

----------------------------------------------------------------------------
ASSETS
Investments, at value (cost $724,331,439)                     $1,048,722,494
Receivables:
  Dividends                                                        5,462,097
  Interest                                                             3,144
Other assets                                                          42,915
----------------------------------------------------------------------------
     Total assets                                              1,054,230,650
----------------------------------------------------------------------------
LIABILITIES
Borrowings                                                        70,000,000
Payable for Federal corporate income tax                          15,719,306
Unrealized depreciation on interest rate swaps                       101,028
Accrued expenses:
  Management fees                                                    553,742
  Interest on borrowings                                             342,225
  Taxable Auctioned Preferred share offering costs                    54,764
  Other                                                              188,720
Taxable Auctioned Preferred shares dividends payable                 152,101
----------------------------------------------------------------------------
     Total liabilities                                            87,111,886
----------------------------------------------------------------------------
Taxable Auctioned Preferred shares, at liquidation value         222,000,000
----------------------------------------------------------------------------
Net assets applicable to Common shares                        $  745,118,764
----------------------------------------------------------------------------
Common shares outstanding                                         28,180,907
----------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to Common shares, divided by Common shares
  outstanding)                                                $        26.44
----------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------
Common shares, $.01 par value per share                       $      281,809
Paid-in surplus(1)                                               420,721,099
Undistributed (Over-distribution of) net investment income          (174,171)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                                 --
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                    324,290,027
----------------------------------------------------------------------------
Net assets applicable to Common shares                        $  745,118,764
----------------------------------------------------------------------------
Authorized shares:
  Common                                                           Unlimited
  Taxable Auctioned Preferred                                      Unlimited
----------------------------------------------------------------------------

(1)  Includes retained realized long-term capital gains of $44,912,302, net of Federal corporate income taxes of $15,719,306.

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Year Ended December 31, 2006


-----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                        $ 35,651,772
Interest                                                              690,682
-----------------------------------------------------------------------------
Total investment income                                            36,342,454
-----------------------------------------------------------------------------
EXPENSES
Management fees                                                     8,025,811
Taxable Auctioned Preferred shares - auction fees                     502,945
Taxable Auctioned Preferred shares - dividend disbursing
  agent fees                                                           26,651
Shareholders' servicing agent fees and expenses                         6,336
Interest expense                                                    1,448,760
Liquidity and program fees                                             82,920
Custodian's fees and expenses                                         161,776
Trustees' fees and expenses                                            21,520
Professional fees                                                      60,758
Shareholders' reports - printing and mailing expenses                 107,347
Stock exchange listing fees                                             2,393
Investor relations expense                                            102,650
Other expenses                                                         73,916
-----------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                    10,623,783
  Custodian fee credit                                                 (3,730)
  Expense reimbursement                                            (2,705,110)
-----------------------------------------------------------------------------
Net expenses                                                        7,914,943
-----------------------------------------------------------------------------
Net investment income                                              28,427,511
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments (net of Federal
  corporate income taxes of $15,719,306 on long-term capital
  gains retained)                                                  52,460,690
Net realized gain (loss) from interest rate swaps                     (17,122)
Change in net unrealized appreciation (depreciation) of
  investments                                                      98,615,287
Change in net unrealized appreciation (depreciation) of
  interest rate swaps                                                 551,230
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           151,610,085
-----------------------------------------------------------------------------
DISTRIBUTIONS TO TAXABLE AUCTIONED PREFERRED SHAREHOLDERS
From net investment income                                         (3,850,141)
From accumulated net realized gains                                (5,800,915)
-----------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Taxable Auctioned Preferred shareholders        (9,651,056)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $170,386,540
-----------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CHANGES IN NET ASSETS

                                                                                         YEAR ENDED     YEAR ENDED
                                                                                           12/31/06       12/31/05
------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                  $ 28,427,511   $ 23,684,837
Net realized gain (loss) from investments (net of Federal
  corporate income taxes of $15,719,306 and $0,
  respectively, on long-term capital gains retained)                                     52,460,690     43,150,661
Net realized gain (loss) from interest rate swaps                                           (17,122)    (1,739,276)
Change in net unrealized appreciation (depreciation) of
  investments                                                                            98,615,287    (18,591,745)
Change in net unrealized appreciation (depreciation) of
  interest rate swaps                                                                       551,230      3,221,965
Distributions to Taxable Auctioned Preferred shareholders:
  From net investment income                                                             (3,850,141)      (976,242)
  From accumulated net realized gains                                                    (5,800,915)    (4,466,723)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                                                170,386,540     44,283,477
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                              (37,860,356)    (8,022,508)
From accumulated net realized gains                                                     (17,451,897)   (38,683,938)
------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Common shareholders                                                  (55,312,253)   (46,706,446)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Offering costs adjustments                                                                     --         67,319
  Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                                           1,140,553             --
Taxable Auctioned Preferred shares offering costs and
  adjustments                                                                              (745,000)        25,537
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from capital share transactions                                                    395,553         92,856
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                                                115,469,840     (2,330,113)
Net assets applicable to Common shares at the beginning of
  year                                                                                  629,648,924    631,979,037
------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year                              $745,118,764   $629,648,924
------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of year                                                                   $   (174,171)  $ 13,125,937
------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Real Estate Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the American Stock Exchange and trade under the ticker symbol "JRS." The Fund was organized as a Massachusetts business trust on August 27, 2001.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts ("REITs").

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and derivative instruments are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. If the pricing service is unable to supply a price for a derivative investment the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2006, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay Federal corporate income taxes on such retained gains. During the tax year ended December 31, 2006, the Fund retained $44,912,302 of realized long-term capital gains and accrued a provision for Federal corporate income taxes of $15,719,306, the net of which has been reclassified to Paid-in surplus.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with Federal corporate income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes monthly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular monthly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If the

Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Real Estate Investment Trust ("REIT") distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2006, the character of distributions to the Fund from the REITs was 64.23% ordinary income, 26.69% long-term and short-term capital gains, and 9.08% return of REIT capital. For the fiscal year ended December 31, 2005, the character of distributions to the Fund from the REITs was 55.38% ordinary income, 32.12% long-term and short-term capital gains, and 12.50% return of REIT capital.

For the fiscal years ended December 31, 2006 and December 31, 2005, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2006 and December 31, 2005, are reflected in the accompanying financial statements.

Taxable Auctioned Preferred Shares
The Fund has issued and outstanding 1,720 Series M, 1,720 Series T, 1,720 Series W, 2,000 Series Th and 1,720 Series F, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Interest Rate Swap Transactions
The Fund is authorized to invest in certain derivative financial instruments. The Fund's use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty paying or receiving a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
    FINANCIAL STATEMENTS (continued)

2. FUND SHARES
During the fiscal year ended December 31, 2006, 44,494 shares were issued to shareholders due to reinvestment of distributions.

On May 25, 2006, the Fund issued 2,000 Series Th Taxable Auctioned Preferred shares, $25,000 stated value per share, with a total liquidation value of $50,000,000.

The Fund did not engage in transactions in its own Common shares during the fiscal year ended December 31, 2005.

3. INVESTMENT TRANSACTIONS
Purchases and sales (excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2006, aggregated $337,488,419 and $231,781,857, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and Federal income tax purposes are primarily due to timing differences in recording income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2006, the cost of investments was $724,331,439.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2006, were as follows:

-----------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                         $326,557,013
  Depreciation                                                           (2,165,958)
-----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              $324,391,055
-----------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2006, the Fund's tax year end, were as follows:

----------------------------------------------------------------------------
Undistributed net ordinary income *                     $                 --
Undistributed net long-term capital gains                                 --
----------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended December 31, 2006 and December 31, 2005, was designated for purposes of the dividends paid deduction as follows:

2006
----------------------------------------------------------------------------
Distributions from net ordinary income *                         $41,681,126
Distributions from net long-term capital gains**                  23,218,809
----------------------------------------------------------------------------

2005
----------------------------------------------------------------------------
Distributions from net ordinary income *                         $ 9,490,892
Distributions from net long-term capital gains                    42,608,613
----------------------------------------------------------------------------

 * Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

** The Fund designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                                             FUND-LEVEL FEE RATE
------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                            .7000%
For the next $500 million                                                                              .6750
For the next $500 million                                                                              .6500
For the next $500 million                                                                              .6250
For Managed Assets over $2 billion                                                                     .6000
------------------------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2006, the complex-level fee rate was .1845%.

COMPLEX-LEVEL ASSETS(1)                                                               COMPLEX-LEVEL FEE RATE
------------------------------------------------------------------------------------------------------------
For the first $55 billion                                                                             .2000%
For the next $1 billion                                                                                .1800
For the next $1 billion                                                                                .1600
For the next $3 billion                                                                                .1425
For the next $3 billion                                                                                .1325
For the next $3 billion                                                                                .1250
For the next $5 billion                                                                                .1200
For the next $5 billion                                                                                .1175
For the next $15 billion                                                                               .1150
For Managed Assets over $91 billion(2)                                                                 .1400
------------------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated ("Security Capital"), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
NOVEMBER 30,                                           NOVEMBER 30,
------------------------------------------------------------------------------------------------------------
2001 *                                          .30%   2007                                             .25%
2002                                            .30    2008                                             .20
2003                                            .30    2009                                             .15
2004                                            .30    2010                                             .10
2005                                            .30    2011                                             .05
2006                                            .30
------------------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

6. BORROWINGS
On August 15, 2006, the Fund entered into a commercial paper program ($70 million maximum) with CITIBANK, N.A.'s conduit financing agency, CHARTA, LLC ("CHARTA"). CHARTA issues high grade commercial paper and uses the proceeds to makes advances to the Fund. For the fiscal year ended December 31, 2006, the average daily balance of borrowings under the commercial paper program agreement was $26,657,534. The average annualized interest rate on such borrowings was 5.43%. In addition to the interest expense, the Fund also pays a .21% per annum program fee and a .10% per annum liquidity fee.

Notes to
    FINANCIAL STATEMENTS (continued)

7. NEW ACCOUNTING PRONOUNCEMENTS
Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund must begin to incorporate FIN 48 into its NAV calculation on June 29, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

8. SUBSEQUENT EVENT
Distributions to Common Shareholders
The Fund declared a distribution of $.1900 per Common share which was paid on February 1, 2007, to shareholders of record on January 15, 2007.

Financial
       HIGHLIGHTS

Financial
       HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                             Investment Operations
                                        ----------------------------------------------------------------
                                                                   Distributions
                                                                        from Net   Distributions
                                                                      Investment    from Capital
                                                                       Income to        Gains to
                            Beginning                        Net         Taxable         Taxable
                               Common                  Realized/       Auctioned       Auctioned
                                Share          Net    Unrealized       Preferred       Preferred
                            Net Asset   Investment          Gain          Share-          Share-
                                Value    Income(a)     (Loss)(b)        holders+        holders+   Total
--------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                        $   22.38   $     1.01   $      5.40   $        (.14)  $        (.21)  $6.06
2005                            22.46          .84           .93            (.03)           (.16)   1.58
2004(c)                         18.57          .88          4.56            (.05)           (.04)   5.35
2003(d)                         17.30          .12          1.38            (.01)             --    1.49
Year Ended 10/31:
2003                            13.56          .85          4.38            (.05)           (.02)   5.16
2002(e)                         14.33         1.02          (.46)           (.07)           (.02)    .47
--------------------------------------------------------------------------------------------------------

                                       Less Distributions
                            ----------------------------------------

                                                                           Offering
                                                                          Costs and
                                   Net                                      Taxable
                            Investment    Capital                         Auctioned      Ending
                             Income to   Gains to       Tax               Preferred      Common
                                Common     Common    Return                   Share       Share   Ending
                                Share-     Share-        of            Underwriting   Net Asset   Market
                               holders    holders   Capital    Total      Discounts       Value    Value
--------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                        $    (1.35)   $ (.62)   $    --   $(1.97)  $       (.03)  $   26.44   $28.48
2005                              (.29)    (1.37)        --    (1.66)            --       22.38    19.99
2004(c)                           (.69)     (.63)      (.14)   (1.46)            --       22.46    20.75
2003(d)                           (.01)     (.08)      (.13)    (.22)            --       18.57    18.73
Year Ended 10/31:
2003                              (.97)     (.41)      (.04)   (1.42)            --       17.30    17.81
2002(e)                           (.89)     (.25)        --    (1.14)          (.10)      13.56    14.40
--------------------------------------------------------------------------------------------------------

                          Cumulative Taxable Auctioned Preferred
                                     at End of Period               Borrowings at End of Period
                         ----------------------------------------   ---------------------------
                            Aggregate    Liquidation        Asset     Aggregate
                               Amount     and Market     Coverage        Amount           Asset
                          Outstanding      Value Per          Per   Outstanding        Coverage
                                (000)          Share        Share         (000)      Per $1,000
-----------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                     $   222,000     $   25,000     $108,910    $    70,000      $   14,816
2005                         172,000         25,000      116,519             --              --
2004(c)                      172,000         25,000      116,857             --              --
2003(d)                      172,000         25,000      100,956             --              --
Year Ended 10/31:
2003                         172,000         25,000       95,758             --              --
2002(e)                      172,000         25,000       80,420             --              --
-----------------------------------------------------------------------------------------------

*    Annualized.
**   - Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
     - The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2006, and pay required Federal corporate income taxes on these gains. As reported on Form 2439, Common shareholders of record on December 29, 2006, must include their pro-rata share of these gains on their 2006 Federal tax returns, and will receive a corresponding credit toward their taxes, or a tax refund, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's corresponding 2006 total return on market value and net asset value when this benefit is included are 57.50% and 30.56%, respectively.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to Taxable
       Auctioned Preferred shareholders.
     - Income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred shares and borrowings, where applicable.
     - For periods ended prior to December 31, 2004, each ratio included the effect of the net interest expense incurred on interest rate swap transactions as follows:

        Year Ended 12/31:
        2003(d)                .91*
        Year Ended 10/31:
        2003                  1.03
        2002(e)                .68*

     - Each ratio includes the effect of the interest expense paid on borrowings as follows:

        Ratio of Borrowing Interest
        Expense to Average Net
        Assets Applicable to
        Common Shares
        ---------------------------------
        Year Ended 12/31:
        2006                          .21%
        2005                           --
        2004(c)                        --
        2003(d)                        --
        Year Ended 10/31:
        2003                           --
        2002(e)                        --

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Net of Federal corporate income taxes on long-term capital gains retained by the Fund of $0.56 per share for the fiscal year ended December 31, 2006.
(c) For the fiscal year ended December 31, 2004, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification was to increase Net Investment Income by $0.15 per share with a corresponding decrease in Net Realized/Unrealized Gain (Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.77% with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares.
(d)   For the period November 1, 2003 through December 31, 2003.
(e) For the period November 15, 2001 (commencement of operations) through October 31, 2002.

            Total Returns                           Ratios/Supplemental Data
     ----------------------------  --------------------------------------------------------------------
                                                                Ratios to Average Net Assets Applicable
                           Based                                         to Common Shares Before
                              on                                          Credit/Reimbursement
                          Common              Ending Net        ---------------------------------------
       Based               Share                  Assets
          on                 Net              Applicable                                            Net
      Market               Asset               to Common                                     Investment
     Value**             Value**             Shares (000)         Expenses++                   Income++
-------------------------------------------------------------------------------------------------------
      54.49%               27.87%           $    745,119                1.54%                     3.74%
       4.75                 7.42                 629,649                1.28                      3.46
      19.80                30.12                 631,979                1.34                      4.13
       6.49                 8.69                 522,576                2.31*                     4.07*
      35.40                39.80                 486,814                2.51                      5.17
       3.30                 2.09                 381,290                2.12*                     6.71*
-------------------------------------------------------------------------------------------------------

                   Ratios/Supplemental Data
     ----------------------------------------------------
     Ratios to Average Net Assets Applicable
              to Common Shares After
             Credit/Reimbursement***
     ---------------------------------------

                                         Net    Portfolio
                                  Investment     Turnover
         Expenses++                 Income++         Rate
---------------------------------------------------------
              1.15%                    4.13%          25%
               .90                     3.85           13
               .94                     4.52           14
              1.91*                    4.47*           2
              2.09                     5.59           26
              1.72*                    7.11*          37
---------------------------------------------------------

                                 See accompanying notes to financial statements.

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                 WITH THE FUNDS     OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Timothy R.                 Chairman of the     1994                  Chairman (since 1996) and Director            172
Schwertfeger(1)            Board and Board                           of Nuveen Investments, Inc., Nuveen
3/28/49                    Member                                    Investments, LLC; Chairman and
333 W. Wacker Drive                                                  Director (since 1997) of Nuveen
Chicago, IL 60606                                                    Asset Management; Chairman and
                                                                     Director of Rittenhouse Asset
                                                                     Management, Inc. (since 1999);
                                                                     Chairman of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     formerly, Chairman and Director
                                                                     (1996-2004) Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); formerly, Director
                                                                     (1996-2006) of Institutional
                                                                     Capital Corporation.
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner          Lead Independent    1997                  Private Investor and Management               172
8/22/40                    Board member                              Consultant.
333 W. Wacker Drive
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown          Board member        1993                  Retired (since 1989) as Senior Vice           172
7/29/34                                                              President of The Northern Trust
333 W. Wacker Drive                                                  Company; Director (since 2002)
Chicago, IL 60606                                                    Community Advisory Board for
                                                                     Highland Park and Highwood, United
                                                                     Way of the North Shore; Director
                                                                     (since 2006) of the Michael Rolfe
                                                                     Pancreatic Cancer Foundation.
-------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans              Board member        1999                  President, The Hall-Perrine                   172
10/22/48                                                             Foundation, a private philanthropic
333 W. Wacker Drive                                                  corporation (since 1996); Director
Chicago, IL 60606                                                    and Vice Chairman, United Fire
                                                                     Group, a publicly held company;
                                                                     Adjunct Faculty Member, University
                                                                     of Iowa; Director, Gazette
                                                                     Companies; Life Trustee of Coe
                                                                     College and Iowa College
                                                                     Foundation; formerly, Director,
                                                                     Alliant Energy; formerly, Director,
                                                                     Federal Reserve Bank of Chicago;
                                                                     formerly, President and Chief
                                                                     Operating Officer, SCI Financial
                                                                     Group, Inc., a regional financial
                                                                     services firm.
-------------------------------------------------------------------------------------------------------------------------------
William C. Hunter          Board member        2004                  Dean, Tippie College of Business,             172
3/6/48                                                               University of Iowa (since July
333 W. Wacker Drive                                                  2006); formerly, Dean and
Chicago, IL 60606                                                    Distinguished Professor of Finance,
                                                                     School of Business at the
                                                                     University of Connecticut
                                                                     (2003-2006); previously, Senior
                                                                     Vice President and Director of
                                                                     Research at the Federal Reserve
                                                                     Bank of Chicago (1995-2003);
                                                                     Director (since 1997), Credit
                                                                     Research Center at Georgetown
                                                                     University; Director (since 2004)
                                                                     of Xerox Corporation; Director,
                                                                     SS&C Technologies, Inc. (May 2005-
                                                                     October 2005).
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                 WITH THE FUNDS     OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
-------------------------------------------------------------------------------------------------------------------------------
William J. Schneider       Board member        1997                  Chairman of Miller-Valentine                  172
9/24/44                                                              Partners Ltd., a real estate
333 W. Wacker Drive                                                  investment company; formerly,
Chicago, IL 60606                                                    Senior Partner and Chief Operating
                                                                     Officer (retired, 2004) of
                                                                     Miller-Valentine Group; formerly,
                                                                     Vice President, Miller-Valentine
                                                                     Realty; Board Member, Chair of the
                                                                     Finance Committee and member of the
                                                                     Audit Committee of Premier Health
                                                                     Partners, the not-for-profit
                                                                     company of Miami Valley Hospital;
                                                                     Vice President, Dayton Philharmonic
                                                                     Orchestra Association; Board
                                                                     Member, Regional Leaders Forum,
                                                                     which promotes cooperation on
                                                                     economic development issues;
                                                                     Director, Dayton Development
                                                                     Coalition; formerly, Member,
                                                                     Community Advisory Board, National
                                                                     City Bank, Dayton, Ohio and
                                                                     Business Advisory Council,
                                                                     Cleveland Federal Reserve Bank.
-------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale        Board member        1997                  Executive Director, Gaylord and               172
12/29/47                                                             Dorothy Donnelley Foundation (since
333 W. Wacker Drive                                                  1994); prior thereto, Executive
Chicago, IL 60606                                                    Director, Great Lakes Protection
                                                                     Fund (from 1990 to 1994).
-------------------------------------------------------------------------------------------------------------------------------
Carole E. Stone            Board Member        2007                  Director, Chicago Board Options               172
6/28/47                                                              Exchange (since 2006); Chair New
333 West Wacker Drive                                                York Racing Association Oversight
Chicago, IL 60606                                                    Board (since 2005); Commissioner,
                                                                     New York State Commission on Public
                                                                     Authority Reform (since 2005);
                                                                     formerly Director, New York State
                                                                     Division of the Budget (2000-2004),
                                                                     Chair, Public Authorities Control
                                                                     Board (2000-2004) and Director,
                                                                     Local Government Assistance
                                                                     Corporation (2000-2004).
-------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine         Board member        2005                  Senior Vice President for Business            172
1/22/50                                                              and Finance, Northwestern
333 W. Wacker Drive                                                  University (since 1997); Director
Chicago, IL 60606                                                    (since 2003), Chicago Board Options
                                                                     Exchange; Chairman (since 1997),
                                                                     Board of Directors, Rubicon, a pure
                                                                     captive insurance company owned by
                                                                     Northwestern University; Director
                                                                     (since 1997), Evanston Chamber of
                                                                     Commerce and Evanston Inventure, a
                                                                     business development organization;
                                                                     Director (since 2006), Pathways, a
                                                                     provider of therapy and related
                                                                     information for physically disabled
                                                                     infants and young children;
                                                                     formerly, Director (2003-2006),
                                                                     National Mentor Holdings, a
                                                                     privately-held, national provider
                                                                     of home and community-based
                                                                     services.

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
-------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman       Chief               1988                  Managing Director (since 2002),               172
9/9/56                     Administrative                            Assistant Secretary and Associate
333 W. Wacker Drive        Officer                                   General Counsel, formerly, Vice
Chicago, IL 60606                                                    President and Assistant General
                                                                     Counsel, of Nuveen Investments,
                                                                     LLC; Managing Director (2002-2004),
                                                                     General Counsel (1998-2004) and
                                                                     Assistant Secretary, formerly, Vice
                                                                     President of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Managing Director (since
                                                                     2002) and Assistant Secretary and
                                                                     Associate General Counsel,
                                                                     formerly, Vice President (since
                                                                     1997), of Nuveen Asset Management;
                                                                     Managing Director (since 2004) and
                                                                     Assistant Secretary (since 1994) of
                                                                     Nuveen Investments, Inc.; Assistant
                                                                     Secretary of NWQ Investment
                                                                     Management Company, LLC. (since
                                                                     2002); Vice President and Assistant
                                                                     Secretary of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Managing Director, Associate
                                                                     General Counsel and Assistant
                                                                     Secretary of Rittenhouse Asset
                                                                     Management, Inc.; Assistant
                                                                     Secretary of Symphony Asset
                                                                     Management LLC (since 2003),
                                                                     Tradewinds NWQ Global Investors,
                                                                     LLC and Santa Barbara Asset
                                                                     Management, LLC; (since 2006);
                                                                     Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos         Vice President      2004                  Managing Director (since 2005),               172
9/22/63                                                              formerly, Vice President (since
333 W. Wacker Drive                                                  2002); formerly, Assistant Vice
Chicago, IL 60606                                                    President (since 2000) of Nuveen
                                                                     Investments, LLC; Chartered
                                                                     Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson        Vice President      2000                  Vice President (since 2002),                  172
2/3/66                     and Assistant                             formerly, Assistant Vice President
333 W. Wacker Drive        Secretary                                 (since 2000) of Nuveen Investments,
Chicago, IL 60606                                                    LLC.
-------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo          Vice President      1999                  Vice President and Treasurer of               172
11/28/67                                                             Nuveen Investments, LLC and of
333 W. Wacker Drive                                                  Nuveen Investments, Inc. (since
Chicago, IL 60606                                                    1999); Vice President and Treasurer
                                                                     of Nuveen Asset Management (since
                                                                     2002) and of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Assistant Treasurer of NWQ
                                                                     Investment Management Company, LLC.
                                                                     (since 2002); Vice President and
                                                                     Treasurer of Nuveen Rittenhouse
                                                                     Asset Management, Inc. (since
                                                                     2003); Treasurer of Symphony Asset
                                                                     Management LLC (since 2003) and
                                                                     Santa Barbara Asset Management, LLC
                                                                     (since 2006); Assistant Treasurer,
                                                                     Tradewinds NWQ Global Investors,
                                                                     LLC (since 2006); formerly, Vice
                                                                     President and Treasurer (1999-2004)
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
John N. Desmond            Vice President      2005                  Vice President, Director of                   172
8/24/61                                                              Investment Operations, Nuveen
333 W. Wacker Drive                                                  Investments, LLC (since January
Chicago, IL 60606                                                    2005); formerly, Director, Business
                                                                     Manager, Deutsche Asset Management
                                                                     (2003- 2004), Director, Business
                                                                     Development and Transformation,
                                                                     Deutsche Trust Bank Japan
                                                                     (2002-2003); previously, Senior
                                                                     Vice President, Head of Investment
                                                                     Operations and Systems, Scudder
                                                                     Investments Japan, (2000-2002),
                                                                     Senior Vice President, Head of Plan
                                                                     Administration and Participant
                                                                     Services, Scudder Investments
                                                                     (1995-2002).

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger         Vice President      1998                  Vice President (since 2002),                  172
9/24/64                    and Secretary                             Assistant Secretary and Assistant
333 W. Wacker Drive                                                  General Counsel (since 1998)
Chicago, IL 60606                                                    formerly, Assistant Vice President
                                                                     (since 1998) of Nuveen Investments,
                                                                     LLC; Vice President (2002-2004) and
                                                                     Assistant Secretary (1998-2004)
                                                                     formerly, Assistant Vice President
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Vice President and Assistant
                                                                     Secretary (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson          Vice President      1998                  Managing Director (since 2004),               172
10/24/45                                                             formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC, Managing Director
Chicago, IL 60606                                                    (2004) formerly, Vice President
                                                                     (1998-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald      Vice President      1995                  Managing Director (since 2002),               172
3/2/64                                                               formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC; Managing Director
Chicago, IL 60606                                                    (1997-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2001) of Nuveen
                                                                     Asset Management; Vice President
                                                                     (since 2002) of Nuveen Investments
                                                                     Advisers Inc.; Chartered Financial
                                                                     Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy             Vice President      1998                  Vice President (since 1993) and               172
5/31/54                    and Controller                            Funds Controller (since 1998) of
333 W. Wacker Drive                                                  Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Funds Controller
                                                                     (1998-2004) of Nuveen Investments,
                                                                     Inc.; Certified Public Accountant.
-------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly            Chief Compliance    2003                  Vice President and Assistant                  172
2/24/70                    Officer and Vice                          Secretary (since 2006) formerly,
333 West Wacker Drive      President                                 Assistant Vice President and
Chicago, IL 60606                                                    Assistant General Counsel (since
                                                                     2003) of Nuveen Investments, LLC;
                                                                     Vice President (since 2006) and
                                                                     Assistant Secretary (since 2003)
                                                                     formerly, Assistant Vice President
                                                                     of Nuveen Asset Management;
                                                                     previously, Associate (2001-2003)
                                                                     at the law firm of Vedder, Price,
                                                                     Kaufman & Kammholz.
-------------------------------------------------------------------------------------------------------------------------------
David J. Lamb              Vice President      2000                  Vice President (since 2000) of                172
3/22/63                                                              Nuveen Investments, LLC; Certified
333 W. Wacker Drive                                                  Public Accountant.
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar              Vice President      2002                  Vice President of Nuveen                      172
8/27/61                                                              Investments, LLC (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin            Vice President      1988                  Vice President, Assistant Secretary           172
7/27/51                    and Assistant                             and Assistant General Counsel of
333 W. Wacker Drive        Secretary                                 Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Assistant
                                                                     Secretary of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Vice President (since
                                                                     2005) and Assistant Secretary of
                                                                     Nuveen Investments, Inc.; Vice
                                                                     President (since 2005) and
                                                                     Assistant Secretary (since 1997) of
                                                                     Nuveen Asset Management; Vice
                                                                     President (since 2000), Assistant
                                                                     Secretary and Assistant General
                                                                     Counsel (since 1998) of Rittenhouse
                                                                     Asset Management, Inc.; Vice
                                                                     President and Assistant Secretary
                                                                     of Nuveen Investments Advisers Inc.
                                                                     (since 2002); Assistant Secretary
                                                                     of NWQ Investment Management
                                                                     Company, LLC (since 2002), Symphony
                                                                     Asset Management LLC (since 2003)
                                                                     and Tradewinds NWQ Global
                                                                     Investors, LLC and Santa Barbara
                                                                     Asset Management, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve a three year term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

REINVEST AUTOMATICALLY
       EASILY AND CONVENIENTLY

NUVEEN CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO
SET UP YOUR REINVESTMENT ACCOUNT.


The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Automatic Dividend
     REINVESTMENT PLAN

NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

The Fund amended the terms and conditions of its Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective the close of business on December 1, 2006. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

                                     Notes

                                     Notes

OTHER USEFUL
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

DISTRIBUTION INFORMATION

Nuveen Real Estate Income Fund (JRS) designates 0.00% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 3.20% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

CEO CERTIFICATION DISCLOSURE

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

(BACK COVER PHOTO)

       NUVEEN INVESTMENTS:

       SERVING INVESTORS
                                FOR GENERATIONS

       Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

       Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

       WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

       Managing $162 billion in assets, as of December 31, 2006, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds NWQ, a leader in global equities.

       FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

       To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

       Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                                                      LEARN MORE
                                                           ABOUT NUVEEN FUNDS AT
                                                              WWW.NUVEEN.COM/CEF

 - Share prices
 - Fund details
 - Daily financial news
 - Investor education
 - Interactive planning tools

                                                                     EAN-A-1206D

                                                                     NUVEEN LOGO

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                         Nuveen Real Estate Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED       AUDIT-RELATED FEES                 TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                      TO FUND (1)          BILLED TO FUND (2)            BILLED TO FUND (3)     BILLED TO FUND (4)
-----------------------------------------------------------------------------------------------------------------------------------
December  31, 2006                       $21,000                   $0                           $800                  $3,950
-----------------------------------------------------------------------------------------------------------------------------------

Percentage approved                            0%                   0%                             0%                      0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------

December 31, 2005                        $19,000                   $0                         $1,014                  $3,750
-----------------------------------------------------------------------------------------------------------------------------------

Percentage approved                            0%                   0%                             0%                      0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------


(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".



                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.



FISCAL YEAR ENDED                           AUDIT-RELATED FEES            TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND              ADVISER AND            BILLED TO ADVISER
                                             AFFILIATED FUND               AFFILIATED FUND         AND AFFILIATED FUND
                                            SERVICE PROVIDERS            SERVICE PROVIDERS (1)      SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------------------------------
December  31, 2006                                $0                             $5,400                      $0
-----------------------------------------------------------------------------------------------------------------------------------

Percentage approved                                0%                                 0%                      0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------

December 31, 2005                                 $0                             $4,950                      $0
-----------------------------------------------------------------------------------------------------------------------------------

Percentage approved                                0%                                 0%                      0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $288,000 in 2006 and $282,575 in 2005.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.



FISCAL YEAR ENDED                                                TOTAL NON-AUDIT FEES
                                                                BILLED TO ADVISER AND
                                                               AFFILIATED FUND SERVICE        TOTAL NON-AUDIT FEES
                                                                PROVIDERS (ENGAGEMENTS        BILLED TO ADVISER AND
                                                               RELATED DIRECTLY TO THE       AFFILIATED FUND SERVICE
                                  TOTAL NON-AUDIT FEE          OPERATIONS AND FINANCIAL       PROVIDERS (ALL OTHER
                                     BILLED TO FUND             REPORTING OF THE FUND)            ENGAGEMENTS)             TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

December  31, 2006                       $4,750                        $5,400                            $0               $10,150
December 31, 2005                        $4,764                        $4,950                            $0                $9,714


"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Security Capital Research & Management Incorporated ("SC-R&M") as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor the Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Adviser's proxy voting policies and procedures are summarized as follows:

SC-R&M may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, SC-R&M has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.

To oversee and monitor the proxy-voting process, SC-R&M will establish a proxy committee and appoint a proxy administrator. The proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the SC-R&M's proxy voting procedures and guidelines are available upon request by contacting your client service representative.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Security Capital Research & Management Incorporated ("SC-R&M") for a portion of the registrant's investments. (SC-R&M is also referred to as "Sub-Adviser".) SC-R&M, as Sub-Adviser, provides discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8 (a)(1). PORTFOLIO MANAGEMENT TEAM FROM SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED

ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 31 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 23 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 18 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

DAVID E. ROSENBAUM is a Managing Director of Security Capital Research & Management Incorporated where he leads the Investment Structuring Team. He is also Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1997, Mr. Rosenbaum was a Vice President at Lazard Freres & Co., LLC, where he structured investments in real estate operating companies. Previously, he was an Associate in the New York and Chicago offices of Lazard Freres & Co. LLC, where he executed merger and acquisition transactions for real estate and hotel companies. Mr. Rosenbaum has 14 years of experience in the real estate securities industry and holds a BA from Yale University.

ITEM 8 (a)(2). OTHER ACCOUNTS MANAGED BY SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED

-----------------------------------------------------------------------------------------
 Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund ("Funds")
         Security Capital Research & Management Incorporated ("Adviser")
-----------------------------------------------------------------------------------------
(a)(1) Identify
portfolio manager(s)  (a)(2) For each person identified in column (a)(1), provide of the Adviser to be  number of accounts other than the Funds managed by the
named in the Fund     person within each category below and the total assets in
prospectus            the accounts managed within each category below
-----------------------------------------------------------------------------------------
                      Registered             Other Pooled
                      Investment             Investment              Other
                      Companies              Vehicles                Accounts
------------------------------------------------------------------------------------------
                      Number     Total       Number      Total       Number    Total
                      of         Assets      of          Assets      of        Assets
                      Accounts   ($billions) Accounts    ($billions) Accounts  ($billions)
------------------------------------------------------------------------------------------
Anthony R. Manno Jr.     4       $1.2           1        $1.5         534       $2.3
------------------------------------------------------------------------------------------

Kenneth D. Statz         4       $1.2           1        $1.5         534       $2.3
------------------------------------------------------------------------------------------

Kevin W. Bedell          4       $1.2           1        $1.5         534       $2.3
------------------------------------------------------------------------------------------

David E. Rosenbaum       4       $1.2           1        $1.5         534       $2.3
------------------------------------------------------------------------------------------

                         (a)(3) PERFORMANCE FEE ACCOUNTS. For each of the
                         categories in column (a)(2), provide number of
                         accounts and the total assets in the accounts with
                         respect to which the ADVISORY FEE IS BASED ON THE
                         PERFORMANCE OF THE ACCOUNT
-----------------------------------------------------------------------------------------------
                                               Other
                         Registered            Pooled                 Other
                         Investment            Investment             Accounts
                         Companies             Vehicles
-----------------------------------------------------------------------------------------------
                         Number                Number                 Number
                         of         Total      of          Total      of          Total Assets
                         Accounts   Assets     Accounts    Assets     Accounts    ($billions)
-----------------------------------------------------------------------------------------------
Anthony R. Manno Jr.         -          -          -        -            3        $0.3
                         ----------------------------------------------------------------------

Kenneth D. Statz             -          -          -        -            3        $0.3
                         ----------------------------------------------------------------------

Kevin W. Bedell              -          -          -        -            3        $0.3
                         ----------------------------------------------------------------------

David E. Rosenbaum           -          -          -        -            3        $0.3
                         ----------------------------------------------------------------------


POTENTIAL MATERIAL CONFLICTS OF INTEREST

As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the "Funds"). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing SC-R&M's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

SC-R&M may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for SC-R&M or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as SC-R&M may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. SC-R&M may be perceived as causing accounts it manages to participate in an offering to increase SC-R&M's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If SC-R&M manages accounts that engage in short sales of securities of the type in which the Funds invests, SC-R&M could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

SC-R&M has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with SC-R&M's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

ITEM 8 (a)(3). FUND MANAGER COMPENSATION

The Portfolio Managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people. The total compensation program includes base salary and cash incentives. These elements reflect individual performance and the performance of the business as a whole. Base salaries are fixed for each Portfolio Manager. Cash bonuses are variable and are focused extensively on the profitability of the business as a whole as well as portfolio investment performance. Base salaries are not based on the performance of any account. Cash bonuses are based on the profitability of the business as a whole as well as the investment performance of all accounts managed by the Portfolio Manager. Portfolio Manager compensation is not based on the value of assets held in the Funds portfolio.

ITEM 8 (a)(4).

D. OWNERSHIP OF JRS SECURITIES AS DECEMBER 31, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Manager     None     $1-$10,000     $10,001-$50,000   $50,001-          $100,001-$500,000   $500,001 -     over
                                                                $100,000                              $1,000,000     $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr.                                X
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth D. Statz                                                                          X
-----------------------------------------------------------------------------------------------------------------------------------
Kevin W. Bedell         X
-----------------------------------------------------------------------------------------------------------------------------------
David E. Rosenbaum                                                                        X
-----------------------------------------------------------------------------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund

By (Signature and Title)* /s/ Jessica R. Droeger
                          ------------------------------------------
                           Jessica R. Droeger
                           Vice President and Secretary

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 9, 2007

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 9, 2007

* Print the name and title of each signing officer under his or her signature.